UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2004

GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2004, relating to the GSAA Trust 2004-NC1, Mortgage Pass-Through Certificates, Series 2004-NC1)
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             (Exact name of registrant as specified in its charter)

         Delaware                     333-100818-24              13-6357101
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

85 Broad Street, New York, New York                                     10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAA Trust 2004-NC1, Mortgage Pass-Through Certificates, Series 2004-NC1. On February 26, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer ("Chase"), NC Capital Corporation, as a servicer and responsible party ("New Century") and Deutsche Bank National Trust Company, as trustee (the "Trustee"), of GSAA Trust 2004-NC1, Mortgage Pass-Through Certificates, Series 2004-NC1 (the "Certificates"), issued in fifteen classes. The Class AV-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-2A, Class AV-2B, Class M-1, Class M-2, Class B-1, Class B-2, Class X, Class P and Class R Certificates, with an aggregate scheduled principal balance as of February 1, 2004 of $283,068,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of February 20, 2004, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement dated as of February 1, 2004 by and among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as a servicer, NC Capital Corporation, as a servicer and responsible party and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2004                    GS MORTGAGE SECURITIES CORP.

                                        By:   /s/ Howard Altarescu
                                            ------------------------------------
                                            Name: Howard Altarescu
                                            Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

4                       Pooling and Servicing Agreement                 (E)
                        dated as of February 1, 2004 by and
                        among GS Mortgage Securities Corp.,
                        as depositor, Chase Manhattan
                        Mortgage Corporation, as a servicer,
                        NC Capital Corporation, as a servicer
                        and responsible party and Deutsche
                        Bank National Trust Company, as trustee.